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                                                             Exhibit 10.14.34


                  SECOND AMENDMENT TO LETTER OF CREDIT FACILITY
                           AND REIMBURSEMENT AGREEMENT

         THIS SECOND AMENDMENT TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT AGREEMENT, dated as of November 28 , 2000 (this "Amendment"), by and among XL Insurance Ltd, XL Capital Ltd, XL Europe Ltd, XL Mid Ocean Reinsurance Ltd, XL Brockbank Group plc and XL Investments Ltd (collectively, the "XL Parties") and Mellon Bank, N.A., as Issuing Bank (in such capacity, the "Issuing Bank") and as Agent ( in such capacity, the "Agent") and as a Bank (in such capacity, the "Bank").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the XL Parties, the Bank, the Issuing Bank and the Agent are parties to a Letter of Credit Facility and Reimbursement Agreement, dated as of June 30, 1999, as amended by the First Amendment to Letter of Credit Facility and Reimbursement Agreement, dated February 25, 2000 (the "Reimbursement Agreement"), pursuant to which the Bank has agreed, on the terms and subject to the conditions described therein, to extend credit to certain of the XL Parties by participating in letters of credit issued for the account of such XL Parties by the Issuing Bank;

         WHEREAS, pursuant to a Transfer Supplement dated as of the date hereof, each of the original Bank parties to the Reimbursement Agreement (other than the Bank) has assigned all of its rights and obligations under the Reimbursement Agreement and the other Transaction Documents (including, without limitation, all of its Letter of Credit Participating Interest Commitments and Letter of Credit Participating Interests) to the Bank in accordance with Section 9.13(c) of the Reimbursement Agreement;

         WHEREAS, the XL Parties have requested the Bank to make certain additional changes to the Reimbursement Agreement;

         WHEREAS, the Bank is willing to amend the Reimbursement Agreement as set forth below; and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Reimbursement Agreement;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:


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         SECTION 1. AMENDMENTS TO REIMBURSEMENT AGREEMENT.

         (a) The definition of the term "Qualifying Pledged Securities" appearing in Section 1.01 of the Reimbursement Agreement is hereby amended by deleting the words "a twenty percent or lower risk capital weighting" appearing therein and by inserting in lieu thereof the words "a zero percent risk capital weighting".

         (b) Sections 5.01 through 5.10 of the Reimbursement Agreement are hereby deleted in their entirety and the following new Section 5.01 is inserted in lieu thereof:

                  5.01 INCORPORATION OF AFFIRMATIVE COVENANTS BY REFERENCE. Each XL Party shall observe, perform and fulfill, for the benefit of the Issuing Bank and the Banks, each of the covenants, agreements and obligations contained in Article VI of the July 2000 Letter of Credit Agreement (as defined below). For purposes of this Section 5.01, the aforesaid Article VI of the July 2000 Letter of Credit Agreement, together with the other sections of the July 2000 Letter of Credit Agreement to which reference is made therein, and related definitions, schedules and ancillary provisions, are hereby incorporated herein by reference, MUTATIS MUTANDIS, and will be deemed to continue in effect for the benefit of the Issuing Bank and the Banks, as if each Bank were a "Lender" under the July 2000 Letter of Credit Agreement, whether or not the July 2000 Letter of Credit Agreement remains in effect among the parties thereto. As used in this Agreement, the term "July 2000 Letter of Credit Agreement" means the Letter of Credit and Reimbursement Agreement, dated as of July 5, 2000, between XL Capital, X.L. America, Inc., XL Insurance, XL Europe and XL Mid Ocean, the Lender party thereto and The Chase Manhattan Bank as Administrative Agent, as in effect on November 27, 2000, without regard to any amendment thereto after such date other than any such amendment to which the Agent shall have consented in writing with reference to this Agreement.

         (c) Sections 6.01 through 6.10 of the Reimbursement Agreement are hereby deleted in their entirety and the following new Section 6.01 is inserted in lieu thereof:

                  6.01 INCORPORATION OF NEGATIVE COVENANTS BY REFERENCE. Each XL Party shall observe, perform and fulfill, for the benefit of the Issuing Bank and the Banks, each of the covenants, agreements and obligations contained in Article VII of the July 2000 Letter of Credit Agreement. For purposes of this Section 6.01, the aforesaid Article VII of the July 2000 Letter of Credit Agreement, together with the other sections of the July 2000 Letter of Credit Agreement to which reference is made therein, and related definitions, schedules and ancillary provisions, are hereby incorporated herein by reference, MUTATIS MUTANDIS, and will be deemed to continue in effect for the benefit of the Issuing Bank and the Banks, as if each Bank were a "Lender" under the July 2000 Letter of Credit Agreement, whether or not the July 2000 Letter of Credit Agreement remains in effect among the parties thereto.

         (d) Section 7.01(e) of the Reimbursement Agreement is hereby amended to read in its entirety as follows:


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                  (e) any Credit Party or any Subsidiary of any Credit Party
         shall default (i) in any payment of principal of or interest on any other obligation for borrowed money in principal amount of $50,000,000 or more, or any payment of any principal amount of $50,000,000 or more under Hedging Agreements (as defined in the July 2000 Letter of Credit Agreement), in each case beyond any period of grace provided with respect thereto, or (ii) in the performance of any other agreement, term or condition contained in any such agreement (other than Hedging Agreements) under which any such obligation in principal amount of $50,000,000 or more is created, if the effect of such default is to cause or permit the holder or holders of such obligation (or trustee on behalf of such holder or holders) to cause such obligation to become due prior to its stated maturity or to terminate its commitment under such agreement, PROVIDED that this clause (e) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

         (e) Section 7.01(f) of the Reimbursement Agreement is hereby amended to read in its entirety as follows:

                  (f) one or more judgments for the payment of money in an aggregate amount in excess of $100,000,000 shall be rendered against any Credit Party or any of its Subsidiaries or any combination thereof and the same shall not have been vacated, discharged, stayed (whether by appeal or otherwise) or bonded pending appeal within 45 days from the entry thereof;

         SECTION 2. REDUCTION OF LETTER OF CREDIT PARTICIPATING INTEREST COMMITTED AMOUNT. The Letter of Credit Participating Interest Committed Amount of the Bank is hereby reduced to $138,607,449.20. The XL Parties hereby irrevocably agree and direct that the Letter of Credit Participating Interest Committed Amount of the Bank shall be further reduced from time to time, concurrently with the cancellation of or drawing under any Letter of Credit, to the Aggregate Letter of Credit Undrawn Availability at such time. The effect and intention of the foregoing is that, from and after the date of this Amendment, the Issuing Bank shall have no further obligation to issue any Letter of Credit under the Reimbursement Agreement. In addition, the XL Parties agree that, from and after the date of this Amendment, the Issuing Bank shall have no obligation to extend the expiration date of any Letter of Credit, permit the extension of the expiration date of any Letter of Credit, increase the stated amount of any Letter of Credit or issue any other amendment to any Letter of Credit.

         SECTION 3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall become effective upon (i) the execution and delivery hereof by the XL Parties, the Bank, the Issuing Bank and the Agent, (ii) the execution and delivery by the parties thereof of the Second Amendment to the Pledge Agreement dated as of the date hereof and (iii) payment to the Bank in immediately available funds, concurrently with delivery by the XL Parties of this Amendment, of an amendment fee in the amount of $25,000. It is understood that the Bank does not intend to


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execute or deliver this Amendment unless the Letters of Credit listed on Exhibit
A hereto are the only Letters of Credit outstanding under the Reimbursement Agreement.

         SECTION 4. EFFECT OF AMENDMENT. The Reimbursement Agreement, as amended by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended, remain in full force and effect.

         SECTION 5. GOVERNING LAW. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the laws of said Commonwealth.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

XL INSURANCE LTD, AS AN ACCOUNT PARTY AND A GUARANTOR

By:  /s/ CHRISTOPHER COELHO
   -----------------------------------------------------------
      (Signature)
Name:  CHRISTOPHER COELHO
     ---------------------------------------------------------
Title:  CHIEF FINANCIAL OFFICER
      --------------------------------------------------------


XL MID OCEAN REINSURANCE LTD, AS AN ACCOUNT PARTY AND A GUARANTOR

By:  /s/ JOHN H. HUME
   -----------------------------------------------------------
      (Signature)
Name:  JOHN H. HUME
     ---------------------------------------------------------
Title:  SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER


XL EUROPE LTD, AS AN ACCOUNT PARTY

By:  /s/ J. WALKER RAINEY
    ----------------------------------------------------------
       (Signature)
Name:  J. WALKER RAINEY
     ---------------------------------------------------------
Title:  CHIEF FINANCIAL OFFICER
      --------------------------------------------------------


XL BROCKBANK GROUP PLC, AS AN ACCOUNT PARTY

By:  /s/ N. J. METCALF
   ----------------------------------------------------------
      (Signature)
Name:  N. J. METCALF
     ---------------------------------------------------------
Title:  CHIEF EXECUTIVE
      --------------------------------------------------------


XL INVESTMENTS LTD, AS A GUARANTOR

By:  /s/ PAUL S. GIORDANO
   -----------------------------------------------------------
      (Signature)
Name:  /s/ PAUL S. GIORDANO
     ---------------------------------------------------------
Title:  SECRETARY
      --------------------------------------------------------


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XL CAPITAL LTD, AS AN ACCOUNT PARTY AND A GUARANTOR

By:  /s/ PAUL S. GIORDANO
   -----------------------------------------------------------
      (Signature)
Name:  /s/ PAUL S. GIORDANO
     ---------------------------------------------------------
Title:  SECRETARY
      --------------------------------------------------------


MELLON BANK, N.A., AS A BANK, AS ISSUING BANK AND AS AGENT

By:  /s/ KARLA K. MALOOF
   -----------------------------------------------------------
      (Signature)
Name:  KARLA K. MALOOF
     ---------------------------------------------------------
Title:  VICE PRESIDENT
      --------------------------------------------------------